UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 25, 2006


                               DERMISONICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                      000-32903              98-0233859
            ------                      ---------              ----------
 (State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)               File Number)        Identification No.)


                2 Park Plaza, Suite 450, Irvine, California 92614
                -------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 949-733-1101


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

     Between September 20, 2006 and September 25, 2006, all five Dermisonics, Inc. debenture holders converted their outstanding Convertible Debentures, in the principal amount of $232,827 and accumulated interest of $51,613, into 1,777,749 shares of common stock, par value $.001, at a conversion rate of $.16 per share in accordance with the terms of the Convertible Debentures.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DERMISONICS, INC.


Date: September 26, 2006                By: /s/ Bruce H. Haglund
                                            --------------------------
                                        Bruce H. Haglund, Chairman